0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 0 ® 3 32 67 Text ® HOSTESS BRANDS INVESTOR PRESENTATION January 2017

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 1 ® 3 32 67 Text DISCLAIMER Forward Looking Statements This investor presentation contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered as forward-looking statements. All forward looking statements included herein are made only as of the date hereof. Hostess undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding our reputation and brand image; protecting our intellectual property rights; leveraging our brand value to compete against lower-priced alternative brands; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; operating in a highly competitive industry; our continued ability to produce and successfully market products with extended shelf life; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; increased costs in order to comply with governmental regulation; general political, social and economic conditions; a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; our insurance may not provide adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; our ability to achieve expected synergies and benefits and performance from our strategic acquisitions; dependence on key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth from time to time in our Securities and Exchange Commission filings, including, without limitation, our Annual Report on Form 10-K. Industry and Market Data In this Investor Presentation, Hostess relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Hostess has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin and Free Cash Flow. In this Investor Presentation, Adjusted EBITDA and Adjusted EBITDA Margin exclude certain add-backs. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total revenues. Free Cash Flow conversion is defined as Adjusted EBITDA minus capital expenditures divided by Adjusted EBITDA. You can find the reconciliation of these measures to the nearest comparable GAAP measures in the Appendix. Hostess believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Hostess’ financial condition and results of operations. Hostess’ management uses these non-GAAP measures to compare Hostess’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Hostess’ board of directors. Hostess believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures differently, and therefore Hostess’ Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 2 ® 3 32 67 Text Hostess EXPERIENCED SENIOR LEADERSHIP Dean Metropoulos Executive Chairman Bill Toler President & CEO Tom Peterson EVP & CFO  Executive Chairman of Hostess  Founder and Executive Chairman of Metropoulos & Co.  More than 30 years of successful experience revamping iconic brands throughout the consumer space  Strong track record of growing revenues, reducing costs and enhancing capital efficiency of portfolio companies  President and CEO of Hostess  Former CEO and President of AdvancePierre Foods and former President of Pinnacle Foods  More than 30 years of executive experience in the food and consumer sector  Proven track record for brand growth, strategic planning and operations  Served as Hostess Corporate Controller since relaunch and promoted to CFO in March 2016  Formerly a Managing Director at FTI Consulting and on the restructuring team of Legacy Hostess  More than 20 years of accounting and finance expertise in a broad range of industries

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 3 ® 3 32 67 Text ®I. BUSINESS OVERVIEW

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 4 ® 3 32 67 Text KEY BUSINESS THEMES  Iconic brands with nearly 100-year history  Hostess business transformation:  Significant capital investment (~$150 million) since the relaunch has driven optimization across manufacturing, distribution and implementation of highly analytical IT systems  Strong customer support – Hostess brand driving Sweet Baked Goods (“SBG”) category growth while providing retailers the premium brand consumers want, improved penny profits, and higher margins  The growth potential of this platform is strong and expanding  Core: Innovation and Brand extensions – Flavors, Forms, Packaging, Bread, Premium, Better For You  White-space: In-Store Bakery, Frozen Retail, Foodservice, and International opportunities largely untapped  Acquisitions: Recent acquisition of Superior Cake Products (“Superior”) aimed at accelerating development in the ISB category  Best-in-class financial position  Strong and sustainable top-line growth  Industry-leading EBITDA margins of ~29%(1)  Significant Adjusted EBITDA to Free Cash Flow Conversion(2)  Clean balance sheet – No legacy issues  We expect continued revenue growth, with total revenue growth well above SBG category average Hostess Brand Warehouse Model Shelf-life Technology (1) See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. (2) Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Capex includes maintenance capex and expansion capex. Hostess is a $1bn+ brand at Retail with upside potential

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 5 ® 3 32 67 Text $2.68 $3.00 $4.39 $4.40 $4.85 BRAND STRENGTH DRIVING GROWTH AND CATEGORY Special emotional relationship with consumers U.S. consumers share a special emotional relationship with the 96 year old Hostess, a brand that defines the rapidly growing “Indulgent Snacking” trend 96 year history Brand awareness Strong growth momentum(5) Despite two years of rapid gains, Hostess still has room to grow Leading category growth Hostess has contributed over 100% of the SBG category’s growth during recent 52 weeks Recent 52 weeks Premium price point(1) Hostess products sell at a premium to the competition and the gap continues to widen Private label SBG Avg. $3.66 81% premium ($ / lb.) (2) (3) Category growth Hostess contribution to category growth(4) Market Share (Nielsen Total Universe) Notes: Hostess data does not include Superior. (1) Nielsen U.S. total universe, 52 weeks ending 12/3/2016. (2) Nielsen U.S. total universe, 12 weeks ending 11/3/2012 compared to 12 weeks ending 1/26/2013. (3) Nielsen U.S. total universe, 52 weeks ending 12/3/2016. (4) Nielsen U.S. 52 weeks ending 12/3/2016. (5) Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/6/2012, 24 weeks ending 1/4/2014, 52 weeks ending 12/27/2014, 1/3/2015, and year-to date ending 12/3/2016. Market share based on retail sales dollars. (9%) 11% Hostess hiatus Category growth since relaunch 10.6% 13.2% 14.9% 16.0% 22.3% 2H13 2014 2015 2016 OldCo 123% (-23%) Hostess All Other

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 6 ® 3 32 67 Text 16% 22% 2016 OldCo HOSTESS STILL HAS SIGNIFICANT HEADROOM FOR GROWTH AND SHARE GAINS Hostess $ share of SBG category1  Distribution expansion (more items in more stores)  Custom SKUs  Seasonal flavors  Display execution  Portfolio optimization  eCommerce Significant Upside Remains Notes: Hostess data does not include Superior. 1 Hostess market share, Total Nielsen Universe. Nielsen U.S. 12 weeks ending 10/6/2012, year-to-date ending 12/3/2016. Market share based on retail sales dollars. ® ~6% gap to Old Co

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 7 ® 3 32 67 Text HOSTESS HAS SIGNIFICANT ROOM FOR GROWTH BOTH IN AND BEYOND SBG FREEZER AISLE FOOD-SERVICE INTERNATIONAL IN-STORE BAKERY CLUB NEW FORMS NEW FILLINGS NEW FLAVORS $1.1B $1.5B $2B LICENSING T O D A Y 1 IN -AI S LE W H ITE S P A C E 2 N E W A IS L ES A N D C H A N N E L S 2 BFY 1 Current sales, 12/3/2016, AC Nielsen total universe. 2 Estimated based on assumptions of reasonable share gains against market size in new snack categories.

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 8 ® 3 32 67 Text  Acquisition of Superior Cake Products, Inc.1  Cross-category licensing partnerships OPPORTUNITIES FOR THE FUTURE Core  New products and platforms  Line extensions and flavors  Seasonal LTO programs  ACV expansion White Space  Frozen Retail  Food Service  Club  International  School items Acquisitions & Licensing Great Foundation Culture of Growth Innovation Notes: Mars is a registered trademark of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc. 1 May 2016.

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 9 ® 3 32 67 Text HOSTESS’ APPROACH TO BETTER-FOR-YOU Objective: provide better-for-you options for consumers while maintaining brand equity and taste credentials  Today – “0 grams trans fat per serving and no PHOs”  Short-term – Label simplification and focus on natural flavors and colors  Long-term – Formulation changes to remove animal fats and other targeted ingredients  Today – New Mini Muffins deliver 8g whole grain. Banana muffins: “smart snack” for school nutrition compliance  Longer-term – New platforms to deliver positive nutrition Removal of negatives Addition of positives Phased approach to “cleaner label” on core New items delivering BFY benefits Two-Pronged BFY Strategy ®

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 10 ® 3 32 67 Text ®II. FINANCIAL OVERVIEW

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 11 ® 3 32 67 Text SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH MEANINGFUL UPSIDE POTENTIAL Adj. EBITDA Capital Expenditures Net Revenue Gross Profit(1) ($ in millions) ($ in millions) ($ in millions) Notes: Superior Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding. See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. (1) Gross profit figures exclude special employee incentive compensation as well as costs associated with Recall. Hostess Standalone Superior Standalone 555 621 679 27 33 39 $582 $654 $718 2014A 2015A LTM 9/30/16A 145 178 202 2 4 6 $147 $182 $208 2014A 2015A LTM 9/30/16A 234 265 296 5 7 10 $239 $272 $306 2014A 2015A LTM 9/30/16A % Margin: 41% 42% 43% % Margin: 25% 28% 29% $55 $28 $29 2014A 2015A LTM 9/30/16A ($ in millions)

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 12 ® 3 32 67 Text 136 162 41 56 3 2 1 $139 $164 $42 $56 YTD '15 YTD '16 Q3 '15 Q3 '16 204 239 62 83 5 4 2 $209 $243 $64 $83 YTD '15 YTD '16 Q3 '15 Q3 '16 STRONG MOMENTUM CONTINUES IN Q3 2016 Adj. EBITDA Adj. EBITDA Margin Net Revenue Gross Profit(1) ($ in millions) ($ in millions) ($ in millions) Q3 2016 Highlights:  Hostess continues significant growth with 24% on a GAAP basis and 18% pro forma for Superior pre-acquisition results, driven by new product launches and continued development in small format  Hostess drove gross margin increase of 3.7% and $19 million of total gross profit dollars, a 29% increase  Hostess increased Adjusted EBITDA by 34%  Hostess Adjusted EBITDA margin increased 330 bps for Q3 and 130 bps YTD 474 549 158 196 24 14 8 $498 $563 $166 $196 YTD '15 YTD '16 Q3 '15 Q3 '16 27.9% 29.2% 25.1% 28.4% YTD '15 YTD '16 Q3 '15 Q3 '16 18% 29% 34% 18% 16% 13% Hostess(2) Superior(3) Notes: Some figures may not add up exactly due to rounding. See Appendix for an explanation of all non-GAAP measures and a reconciliation to the most comparable GAAP measures. (1) Gross profit figures exclude costs associated with Recall. (2) Hostess YTD’16 financials include the performance of Superior from 5/10/2016 through 9/30/2016 (correspondingly excluded from YTD’16 Superior results). (3) Superior YTD’16 financials include the performance of Superior from 1/1/2016 through 5/9/2016.

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 13 ® 3 32 67 Text SUSTAINABILITY OF MARGINS Strong margin profile driven by: (i) the health of the SBG category combined with (ii) Hostess’ leading brand position in the premium segment and (iii) a highly efficient operating model that could only be implemented through the unique circumstances around the relaunch  No material change in retail pricing model relative to legacy business  Hostess is the leading brand in the premium segment  As a category leader, retailers are supportive of our price structure since it generates a higher penny profit and profit margin for them relative to other brands Pricing  ~$150 million invested to create state-of-the-art manufacturing capabilities  Hostess has a 3 bakery model that concentrates production of items to individual production lines  Hostess has significant future cost savings potential and cost avoidance opportunities as we grow:  ~$25m of annual manufacturing costs are fixed overhead that can be leveraged  Less than 80% capacity utilization today  Significant automation opportunities available Manufacturing  SG&A functions fully built out with no legacy costs, pension obligations, etc.  ~40% of SG&A is fixed (e.g., corporate) that can scale with incremental sales  Third party warehouse and common carrier transportation provides scale and efficiency SG&A and Distribution Driver Commentary

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 14 ® 3 32 67 Text ATTRACTIVE MARGIN PROFILE RELATIVE TO PEERS LTM 9/30/16 Adj. EBITDA Margins LTM 9/30/16 FCF Conversion(1) High growth food & beverage Snacking & baking Mid-cap food (3) (2) Source: Company and public filings; WallStreet Research; FactSet. Notes: LTM as of 9/30/2016. (1) FCF conversion defined as (Adj. EBITDA-Capex) / Adj. EBITDA. (2) Represents LTM 9/30/2016 Hostess FCF Conversion; Adj. EBITDA - $207.4 million, Capex $29.4 million; Hostess LTM 9/30/16 FCF Conversion of 85.8% High growth food & beverage Snacking & baking Mid-cap food 85.8% 84.5% 45.7% 99.6% 84.3% 78.4% 75.6% 92.0% 90.5% 86.9% 84.8% 81.0% 80.8% 69.3% Median = 65.1% Median = 81.3% Median = 84.8% ~29% 13.6% 13.3% 32.2% 23.7% 13.7% 11.6% 23.1% 22.6% 20.5% 18.1% 17.5% 17.5% 10.5% Median = 18.1% Median = 18.7% Median = 13.5% Hostess’ competitively advantaged business model contributes to its best in class margins

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 15 ® 3 32 67 Text ®IV. APPENDIX

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 16 ® 3 32 67 Text HOSTESS NON-GAAP RECONCILIATIONS (UNAUDITED) 16 Twelve Months Ended 30-Sep-16 Nine Months Ended 30-Sep-16 Three Months Ended 30-Sep-16 Twelve Months Ended 31-Dec-15 Nine Months Ended 30-Sep-15 Three Months Ended 30-Sep-15 Twelve Months Ended 31-Dec-14 Net income (loss) $98.7 $81.5 $33.5 $88.8 $71.6 ($4.1) $81.5 Plus non-GAAP adjustments: Interest expense, net 71.9 53.8 18.0 50.0 31.8 32.3 37.4 Loss on debt extinguishment(1) – – – 25.9 25.9 – – Depreciation and amortization 11.7 9.1 3.4 9.8 7.2 2.6 7.1 Unit-based compensation 0.8 0.7 0.3 1.4 1.3 0.9 0.4 Other (income) expense(2) 9.4 9.4 0.2 (8.7) (4.8) 7.3 0.6 Impairment of property and equipment 11.2 7.5 0.2 2.7 1.9 1.5 13.2 Loss on sale/abandonment of property and equipment and bakery shutdown costs(3) 0.4 0.3 0.0 4.2 1.0 0.2 5.2 Special employee incentive compensation(4) – – – 3.9 – – – Distributions for Cash taxes and tax sharing and income tax provision 0.3 0.3 0.0 – – – – Adjusted EBITDA(5) $204.5 $162.4 $55.6 $177.9 $135.9 $40.7 $145.3 Superior Adjusted EBITDA(6)(7) 3.0 2.0 – 4.2 3.3 0.9 2.1 Adjusted EBITDA (incl. Superior) $207.4 $164.5 $55.6 $182.2 $139.2 $41.6 $147.5 Revenue (incl. Superior) $717.9 $562.5 $196.2 $653.7 $498.3 $166.2 $582.2 EBITDA Margin (Adjusted EBITDA divided by Revenue) 28.9% 29.2% 28.4% 27.9% 27.9% 25.1% 25.3% Capital Expenditures (incl. Superior) $29.4 $26.0 $11.0 $27.7 $24.3 $6.9 $55.1 FCF Conversion (Adjusted EBITDA incl. Superior – Capital Expenditures divided by Adjusted EBITDA incl. Superior) 85.8% 84.2% 80.2% 84.8% 82.5% 83.3% 62.6% (1) For the nine months ended September 30, 2015, Hostess Holdings recorded a loss on a partial extinguishment of Hostess Holdings’ original Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million. For the year ended December 31, 2015, Hostess Holdings recorded a loss on extinguishment related to Hostess Holdings’ original Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million. (2) For the nine months ended September 30, 2016, other expense of $9.4 million primarily consisted of legal and professional fees related to Hostess Holdings’ business combination agreement with Gores Holdings, Inc., transaction costs attributable to the acquisition of Superior, and the pursuit of a potential acquisition that has since been abandoned. Other income for the nine months ended September 30, 2015, primarily consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual ir revocable licenses to certain “know how” in certain countries in the Middle East. For the year ended December 31, 2015, other income consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual irrevocable licenses to certain “know how” in certain countries in the Middle East, partially offset by $3.3 million for professional service fees related to Hostess Holdings’ pursuit of a potential sale of Hostess. For the year ended December 31, 2014 and the period February 6, 2013 (inception) through December 31, 2013, other expense was $0.6 million and $1.2 million, respectively. (3) For the nine months ended September 30, 2016, Hostess Holdings incurred a loss on sale/abandonment of property and equipment and bakery shutdown costs of $0.4 million, primarily due to utilities, insurance, taxes and maintenance expenses related to the Schiller Park, Illinois bakery. For the nine months ended September 30, 2015, Hostess Holdings incurred bakery shutdown costs of $1.0 million associated with the closure and relocation of assets. For the years ended December 31, 2015 and December 31, 2014, Hostess Holdings incurred bakery shutdown costs associated with the closure and relocation of assets of $1.2 million and $1.4 million, respectively. Also, for the year ended December 31, 2014, Hostess Holdings incurred bakery shutdown costs associated with employee severance and Worker Adjustment and Retraining Notification (WARN) Act payments of $2.9 million. Hostess Holdings recorded a loss on sale and abandonment of property and equipment of $3.0 million and $0.8 million for the years ended December 31, 2015 and December 31, 2014, respectively. (4) For the year ended December 31, 2015, a one-time special bonus payment of $2.6 million and $1.3 million was paid to employees at Hostess Holdings’ bakery facilities and corporate employees, respectively, as compensation for their efforts in the successfu l recapitalization of Hostess. (5) Adjusted EBITDA does not addback related party expenses, which consists of expenses associated with the employment agreement with Mr. Metropoulos as the Chief Executive Officer/Executive Chairman. Upon consummation of the transaction with Gores Holdings, Inc., Mr. Metropoulos’s employment agreement was terminated and a new employment agreement was entered into with cash payments for salary and travel reimbursement on a go forward basis of $0.3 million annually, a reduction from the prior cash payments of approximately $4.0 million to $4.5 million annually. (6) Hostess YTD’16 financials include the performance of Superior from May 10, 2016 through September 30, 2016 (correspondingly excluded from Superior results). (7) Superior YTD’16 financials include the performance of Superior from January 1, 2016 through May 9, 2016. ($ in millions)

0 112 192 1st slice 0 176 240 2nd slice 164 222 245 3rd slice 255 143 155 4th slice 230 0 24 5th slice 210 230 250 2nd bar 230 235 240 Box fill PAGE 17 ® 3 32 67 Text GLOSSARY Term Definition ACV All-commodity volume (%) BFY Better-for-you C-store Convenience store ISB In-store bakery LTO Limited time offer PHO Partially hydrogenated oils SBG Sweet baked goods SKU Stock keeping unit